UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

February 4, 2011

PRO-DEX, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2361 McGaw Avenue

Irvine, Ca. 92614

(Address of principal executive offices, zip code)

(949) 769-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information in this Item 2.02 of this Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 10, 2011, Pro-Dex, Inc. (the “Company”) issued a press release announcing its financial performance for the period ended December 31, 2010. On that same date, the Company held a conference call concerning its financial performance for the period ended December 31, 2010. A copy of the press release is attached to this Form 8-K as Exhibit 99.1, which is incorporated herein by this reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 4, 2011, the Company entered into a credit facility agreement with Union Bank, N.A. (“Union Bank”) that replaced its previously existing Wells Fargo Bank credit facility. The credit facility agreement with Union Bank provides for the following:

•	Revolving Credit Line—a revolving credit line of up to $1,500,000 in borrowing availability (the “Revolving Credit Line”);

•	Non-Revolving Credit Line—a non-revolving credit line of up to $350,000 in borrowing availability for the purchase of equipment (the “Non-Revolving Credit Line”); and

•	Term Loan—a term loan of $1,250,000 (the “Term Loan”).

The Revolving Credit Line, Non-Revolving Credit Line and Term Loan are collectively referred to herein as the “Credit Facility.”

The terms and conditions of the Credit Facility are set forth in a Business Loan Agreement (the “Business Loan Agreement”), and each of the terms and conditions of the Revolving Credit Line, Non-Revolving Credit Line and Term Loan are set forth in a revolving credit line note (the “Revolving Credit Line Note”), a non-revolving credit line note (the “Non-Revolving Credit Line Note”), and a term loan note (the “Term Loan Note”), respectively.

Pursuant to the terms of a security agreement by the Company and security agreement by Pro-Dex Astromec, Inc, a wholly-owned subsidiary of the Company, (these security agreements are collectively referred to herein as the “Security Agreements”), all personal property assets of the Company and Pro-Dex Astromec, Inc. collateralize the outstanding borrowings under the Credit Facility. The Business Loan Agreement, Revolving Credit Line Note, Non-Revolving Credit Line Note, Term Loan Note and the Security Agreements are collectively referred to herein as the “Loan Documents.”

Revolving Credit Line

Pursuant to the terms of the Revolving Credit Line Note, the maximum amount of borrowing under the Revolving Credit Line is the lesser of:

(a)	$1,500,000; or

(b)	the sum of 80% of eligible domestic accounts receivable, plus the lesser of:

(i)	$400,000; or

(ii)	15% of the eligible raw materials and finished goods inventories.

The terms of the Revolving Credit Line Note require monthly interest payments based on borrowed amounts at a floating interest rate, calculated as Union Bank’s Reference Rate plus 0.5%. The Revolving Credit Line’s initial term expires on December 15, 2012, after which it is renewable annually at Union Bank’s option. Should Union Bank decide not to renew the line, it must give the Company a 60-day notice of such decision.

Non-Revolving Credit Line

The terms of the Non-Revolving Credit Line Note require monthly interest payments based on borrowed amounts at a floating interest rate, calculated as Union Bank’s Reference Rate plus 0.5%. The Non-Revolving Credit Line, which is to be used by the Company to purchase equipment, has a one-year term, after which amounts outstanding under it at the end of the term will automatically convert into a three-year term loan at a floating interest rate calculated in the same manner as described above with respect to the Non-Revolving Credit Line.

Term Loan

The terms of the Term Loan Note require monthly principal payments of $29,762, plus interest over its 42-month term. The Term Loan, the proceeds of which were used to pay off in full the term loan the Company previously had with Wells Fargo Bank, N.A., bears interest at a floating rate, calculated as Union Bank’s Reference Rate plus 0.5%.

The Loan Documents contain customary representations, warranties and covenants, including, among other things, financial covenants that require the Company to comply with minimum quarterly liquidity and annual profitability thresholds, non-financial covenants that include quarterly and annual reporting requirements, and certain operational restrictions.

The Loan Documents contain customary events of default, including, among other things, the failure of the Company to make any required payment when due and the Company’s breach of any of the covenants or conditions of any of the Loan Documents. Among other remedies available to Union Bank, an event of default under the Loan Documents shall make all amounts due under the Credit Facility immediately due and payable.

Copies of the Business Loan Agreement, Revolving Credit Line Note, Non-Revolving Credit Line Note, Term Loan Note, Security Agreement entered into by the Company and Security Agreement entered into by Pro-Dex Astromec, Inc. are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference. The foregoing descriptions of each of the Loan Documents are qualified in their entirety by reference to the full text of the respective agreements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Business Loan Agreement, dated as of February 4, 2011, between Pro-Dex, Inc. and Union Bank, National Association.

Exhibit 10.2	Revolving Credit Line Note, dated as of February 4, 2011, by Pro-Dex, Inc. in favor of Union Bank, National Association.

Exhibit 10.3	Non-Revolving Credit Line Note, dated as of February 4, 2011, by Pro-Dex, Inc. in favor of Union Bank, National Association.

Exhibit 10.4	Term Loan Note, dated as of February 4, 2011, by Pro-Dex, Inc. in favor of Union Bank, National Association.

Exhibit 10.5	Security Agreement, dated as of February 4, 2011, by Pro-Dex, Inc. in favor of Union Bank, National Association.

Exhibit 10.6	Security Agreement, dated as of February 4, 2011, by Pro-Dex Astromec, Inc. in favor of Union Bank, National Association.

Exhibit 99.1	Press Release dated February 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2011	PRO-DEX, INC (REGISTRANT).

	By:	/s/ Harold A. Hurwitz
Harold A. Hurwitz Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Business Loan Agreement, dated as of February 4, 2011, between Pro-Dex, Inc. and Union Bank, National Association.

Exhibit 10.2	Revolving Credit Line Note, dated as of February 4, 2011, by Pro-Dex, Inc. in favor of Union Bank, National Association.

Exhibit 10.3	Non-Revolving Credit Line Note, dated as of February 4, 2011, by Pro-Dex, Inc. in favor of Union Bank, National Association.

Exhibit 10.4	Term Loan Note, dated as of February 4, 2011, by Pro-Dex, Inc. in favor of Union Bank, National Association.

Exhibit 10.5	Security Agreement, dated as of February 4, 2011, by Pro-Dex, Inc. in favor of Union Bank, National Association.

Exhibit 10.6	Security Agreement, dated as of February 4, 2011, by Pro-Dex Astromec, Inc. in favor of Union Bank, National Association.

Exhibit 99.1	Press Release dated February 10, 2011.